American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
April 30, 2024

One Choice Blend+ 2055 Portfolio - Schedule of Investments
APRIL 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.4%
Avantis U.S. Equity Fund G Class	338,301	5,527,841
Avantis U.S. Small Cap Value Fund G Class	30,426	493,507
Focused Dynamic Growth Fund G Class(2)	64,402	3,674,147
Focused Large Cap Value Fund G Class	360,741	3,704,807
Heritage Fund G Class	31,509	864,280
Mid Cap Value Fund G Class	56,340	885,103
Small Cap Growth Fund G Class(2)	23,563	490,823
		15,640,508
International Equity Funds — 27.4%
Avantis Emerging Markets Equity Fund G Class	61,518	706,231
Avantis International Equity Fund G Class	173,524	2,042,376
Emerging Markets Fund G Class	96,156	1,031,757
Focused International Growth Fund G Class	68,662	1,128,795
Global Real Estate Fund G Class	58,203	682,140
International Small-Mid Cap Fund G Class	47,107	459,298
Non-U.S. Intrinsic Value Fund G Class	122,890	1,152,707
		7,203,304
Domestic Fixed Income Funds — 9.6%
Avantis Core Fixed Income Fund G Class	232,057	1,881,980
High Income Fund G Class	56,994	481,029
Inflation-Adjusted Bond Fund G Class	17,081	174,231
		2,537,240
International Fixed Income Funds — 3.6%
Emerging Markets Debt Fund G Class	29,293	254,560
Global Bond Fund G Class	81,377	694,962
		949,522
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $24,049,436)		26,330,574
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$26,330,574

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,070	$2,171	$177	$464	$5,528	338	$(2)	$60
Avantis U.S. Small Cap Value Fund	283	196	17	32	494	30	—	8
Focused Dynamic Growth Fund(3)	2,035	1,422	275	492	3,674	64	(2)	—
Focused Large Cap Value Fund	2,008	1,802	250	145	3,705	361	(22)	109
Heritage Fund	480	335	41	90	864	32	(2)	5
Mid Cap Value Fund	478	415	14	6	885	56	(2)	38
Small Cap Growth Fund(3)	273	206	6	18	491	24	(1)	—
Avantis Emerging Markets Equity Fund	381	318	23	30	706	62	(3)	21
Avantis International Equity Fund	1,121	899	57	79	2,042	174	(4)	55
Emerging Markets Fund	575	481	65	41	1,032	96	(14)	20
Focused International Growth Fund	627	530	56	28	1,129	69	(7)	13
Global Real Estate Fund	375	319	15	3	682	58	(4)	20
International Small-Mid Cap Fund	253	196	7	17	459	47	(2)	8
Non-U.S. Intrinsic Value Fund	638	620	32	(73)	1,153	123	—	116
Avantis Core Fixed Income Fund	976	988	54	(28)	1,882	232	(8)	49
High Income Fund	244	239	9	7	481	57	(1)	20
Inflation-Adjusted Bond Fund	87	92	1	(4)	174	17	—	5
Emerging Markets Debt Fund	130	133	4	(4)	255	29	(1)	9
Global Bond Fund	359	346	11	1	695	81	(2)	13
	$14,393	$11,708	$1,114	$1,344	$26,331	1,950	$(77)	$569
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.